UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 22, 2026

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania		1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

525 William Penn Place
Suite 3300
Pittsburgh,	Pennsylvania		15219

(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Capital Stock, par value $1.25 per share	KMT	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On July 28, 2026, the Board of Directors (“Board”) of Kennametal Inc. (the “Company”) announced that Mr. William M. Lambert provided notice of his intention to retire from the Board, including his position as Chairman of the Board, to take effect at the conclusion of the annual shareholder’s meeting on October 27, 2026. Mr. Lambert has served on the Company’s Board of Directors since March 2016 and has served as Chairman of the Board since October 2023. The Board has appointed Joseph Alvarado as his successor. Mr. Alvarado has been on the Board since 2018 and has been chair of the Nominating/Corporate Governance Committee since 2023.
Mr. Alvarado is the retired Chairman, President and CEO of Commercial Metals Company (“CMC”), a global manufacturer, recycler and marketer of steel and other metals. He joined CMC in April 2010 as Executive Vice President and Chief Operating Officer (“COO”) and became President and COO in April 2011. He was named President and CEO and elected to CMC’s Board in September 2011; he served as Chairman of the Board from January 2013 until his retirement in January 2018. Before joining CMC, Mr. Alvarado was the President of U.S. Steel Tubular Products, Inc., a division of United States Steel Corporation. Throughout his career, Mr. Alvarado served in various leadership and executive positions including President and COO of Lone Star Technologies, Inc., Vice President-Long Products Sales and Marketing for Ispat North America, Inc., Executive Vice President, Commercial at Birmingham Steel Company, and President of Inland Steel Bar Company. Mr. Alvarado has an MBA from the Johnson School, Cornell University and a Bachelor of Arts degree in Economics from the University of Notre Dame.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release dated July 28, 2026
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	July 28, 2026	By:	/s/ Michelle R. Keating
Michelle R. Keating
Vice President, Secretary and General Counsel

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